Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Mid-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated October 21, 2022

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2022, as supplemented and amended to date

Timothy Parton has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) in early 2024. Mr. Parton will continue to serve on the portfolio management team of the Portfolio until his retirement. In order to provide additional depth and continuity, Daniel Bloomgarten has been added to the portfolio management team of the Portfolio.

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA JPMorgan Mid-Cap Growth Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers,” the following is added:

Name and Title	Portfolio Manager of the Portfolio Since
Daniel Bloomgarten, CFA Managing Director and Co-Portfolio Manager of the U.S. Equity Group	July 2022

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the following paragraph is added under “J.P. Morgan Investment Management Inc. (JPMIM)” with respect to the Portfolio:

Daniel Bloomgarten, Managing Director of JPMIM and a CFA Charterholder, is a portfolio manager and research analyst within the U.S. Equity Group. An employee of JPMIM since 2015, Mr. Bloomgarden leads consumer sector coverage for the J.P. Morgan Mid Cap Growth and Small Cap Growth Strategies and is a co-portfolio manager for the Mid Cap Growth and Mid Cap Equity Strategies.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-JMG1.2 (10/22)